                                                                    Exhibit 10.5


                      NAVIGATION TECHNOLOGIES CORPORATION

                  1996 STOCK OPTION PLAN FOR FRENCH EMPLOYEES


     1.  Purposes of the Plan.  The purposes of this 1996 Stock Option Plan for
         --------------------
French Employees are:

     .  to attract and retain the best available personnel for positions of substantial responsibility,

     .  to provide additional incentive to French Employees, and

     . to promote the success of the Company's business and the business of its French subsidiary.

     This Plan is a sub-plan created under and pursuant to the Navigation Technologies Corporation 1988 Stock Option Plan, which has been approved by the shareholders of Navigation Technologies Corporation, and which provides that French employees may benefit under this Plan. Options shall be granted under the Plan at the discretion of the Administrator and as reflected in terms of written option agreements, and are intended to qualify for preferred treatment under French tax laws. Unless otherwise defined herein, the terms defined in the 1988 Stock Option Plan shall have the same defined meanings in this Plan.

     2.  Definitions.  As used herein, the following definitions shall apply:
         -----------

         (a) "Applicable Laws" means the legal requirements relating to the
              ---------------
administration of stock option plans under French corporate, securities, and tax laws.

         (b) "Disability" means total and permanent disability, as defined under
              ----------
Applicable Laws.

         (c) "Employee" means any person employed by Subsidiary in a salaried
              --------
position, who does not own more than 10% of the voting power of all classes of stock of the Company, or any Parent or Subsidiary and who is a resident of the Republic of France.

         (d) "Fair Market Value" means, as of any date, the dollar value of
              -----------------
Common Stock determined as follows:

              (i) if the Common Stock is listed on any established stock exchange or a national market system, its Fair Market Value shall be the average quotation price for the last twenty (20) days preceding the date of determination for such stock (or the average closing bid for such twenty (20) day period, if no sales were reported) as quoted on such exchange or system and as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

              (ii) in the absence of an established market for the Common
Stock, the value thereof shall be determined in good faith by the Administrator.

         (e) "Option" means a stock option granted pursuant to the Plan which is
              ------
intended to qualify for preferred tax treatment under applicable French tax laws.

         (f) "Option Agreement" means a written agreement between the Company
              ----------------
and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

         (g) "Option Price" means the per share price for exercising an Option,
              ------------
determined in accordance with subsection 9(a) of the Plan.

         (h) "Optioned Stock" means the Common Stock subject to an Option.
              --------------

         (i) "Optionee" means a person eligible to participate in the Plan
              --------
pursuant to Section 5 and who holds an outstanding Option.

         (j) "Plan" means this Navigation Technologies Corporation 1996 Stock
              ----
Option Plan for French Employees.

         (k) "Subsidiary" means any participating subsidiary of the Company
              ----------
located in the Republic of France.

         (l) "U.S. Plan" means the Navigation Technologies Corporation 1988
              ---------
Stock Option Plan, as amended.

     3.  Stock Subject to the Plan.  Subject to the provisions of Section 12 of
         -------------------------
the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 35,700,000 Shares of Common Stock, less the number of shares issued under the U.S. Plan and any other subplans promulgated thereunder. However, at no time shall the total number of Options outstanding which may be exercised for newly issued Shares of Common Stock exceed that number equal to one-third of the Company's voting stock, whether preferred stock of the Company or Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock. If any Optioned Stock is to consist of reacquired Shares, such Optioned Stock must be purchased by the Company prior to the date of grant of the corresponding Option and must be reserved and set aside for such purpose.

         If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant under the Plan (unless the Plan has terminated).

     4.  Administration of the Plan.  The Plan shall be administered by the
         --------------------------
Board or a Committee appointed by the Board, which Committee shall be constituted to satisfy the legal requirements, if any, relating to the administration of stock option plans (the "Applicable Law"). Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Law.

        (a) Powers of the Administrator.  Subject to the provisions of the Plan,
            ---------------------------
and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(d) of the Plan;

              (ii) to select the Employees to whom Options may be granted hereunder;

             (iii) to determine whether and to what extent Options are granted hereunder;

              (iv) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

               (v)  to approve forms of agreement for use under the Plan;

              (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions may include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

             (vii)  to construe and interpret the terms of the Plan;

            (viii) to prescribe, amend and rescind rules and regulations relating to the Plan;

              (ix) to modify or amend each Option (subject to Section 14(c) of the Plan);

               (x) to authorize any person to execute on behalf of the Company or Subsidiary any instrument required to effect the grant of an Option previously granted by the Administrator;

               (xi) to make all other determinations deemed necessary or advisable for administering the Plan.

        (b) Effect of Administrator's Decision.  The Administrator's decisions,
            ----------------------------------
determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

        (c) Reporting to the Shareholders' Meeting.  In its annual proxy
            --------------------------------------
statement to the shareholders, the Board shall inform the shareholders as to the number and price of the Options granted hereunder, and as to the Shares subscribed upon exercise of such Options.

     5.  Eligibility.  Options may be granted only to Employees; provided,
         -----------
however, that directors who are also Employees of a participating Subsidiary may be granted Options. An individual who has been granted an Option may, if otherwise eligible, be granted additional Options.

     6.  Limitations.  Neither the Plan nor any Option shall confer upon any
         -----------
Optionee any right with respect to continuing the Optionee's employment relationship with the Company.

     7.  Term of Plan.  The Plan shall become effective as of the date of its
         ------------
adoption by the Board. It shall continue in effect until the termination of the U.S. Plan or the date five years from the date of its adoption, whichever is sooner, unless terminated earlier under Section 14 of the Plan.

     8.  Term of Option.  The term of each Option shall be as stated in the
         --------------
Option Agreement; provided, however, that subject to Section 10(d) hereof, the maximum term of an Option shall not exceed nine and one-half (9 1/2) years from the date of grant of the Option.

     9.  Option Exercise Price and Consideration.
         ---------------------------------------

         (a) Option Price.  The Option Price for the Shares to be issued
             ------------
pursuant to exercise of an Option shall be determined by the Administrator upon the date of grant of the Option and stated in the Option Agreement, but in no event shall be lower than one hundred percent (100%) of the Fair Market Value on the date the Option is granted. This Option Price cannot be modified while the Option is outstanding.

         (b) Waiting Period and Exercise Dates.  At the time an Option is
             ---------------------------------
granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

         (c) Form of Consideration.  The Administrator shall determine the
             ---------------------
acceptable form of consideration for exercising an Option including the method of payment. Unless otherwise specified by the Administrator, payments shall be denominated in U.S. Dollars. Such consideration may consist of:

               (i)  cash or check;

              (ii)  wire transfer;

             (iii) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised;

              (iv) delivery of a properly executed exercise notice together with such other documentation as the Administrator and a broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of an amount of the sale or loan proceeds required to pay the exercise price; or

               (v)  any combination of the foregoing methods of payment.

     10.  Exercise of Option.
          ------------------

          (a) Procedure for Exercise; Rights as a Shareholder. Any Option
              -----------------------------------------------
granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed exercised when:

               (i) the Company receives written notice of exercise (in accordance with the Option Agreement and in the form attached hereto as Exhibit
A) from the person entitled to exercise the Option, and full payment for the Shares with respect to which the Option is exercised;

              (ii) the Subsidiary receives a written subscription agreement to the Shares (in accordance with the Option Agreement and in the form attached hereto as Exhibit B) from the person entitled to exercise the Option.

          Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan, and shall be deemed to be definitively made upon receipt of the payment by the Subsidiary. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse.

          Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue to the Optionee (or cause to be issued) a stock certificate evidencing such Shares promptly after the Option is exercised and after full payment, as indicated above, is received by the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

          Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

        (b) Termination of Employment Relationship.  In the event that an
            --------------------------------------
Optionee's status as an Employee terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within three (3) months (or such other lesser period of time as is determined by the Administrator), and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        (c) Disability of Optionee.  In the event that an Optionee's status as
            ----------------------
an Employee terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (and in no event later than the expiration of the term of such Option as set forth in the Option Agreement).
If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        (d) Death of Optionee.  In the event of the death of an Optionee while
            -----------------
an Employee, the Option may be exercised at any time within six (6) months following the date of death, in compliance with Article 208-7 of the Applicable Laws, and an additional twelve (12) months thereafter (provided, however, that with respect to the additional twelve (12) month exercise period, the Option may not be exercised after the expiration of the term of such Option as set forth in the Notice of Grant) by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the

Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall immediately revert to the Plan.

     11.  Non-Transferability of Options.  An Option may not be sold, pledged,
          ------------------------------
assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     12.  Adjustments Upon Changes in Capitalization or Merger.  Subject to any
          ----------------------------------------------------
required action by the shareholders of the Company, the number of shares covered by each outstanding Option, and the number of shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Stock, or any other increase or decrease in the number of issued shares of Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to an Option.

          (a) Dissolution or Liquidation.  In the event of the proposed
              --------------------------
dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

          (b) Merger or Asset Sale.  In the event of a merger of the Company
              --------------------
with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If an Option is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     13.  Date of Grant.  The date of grant of an Option shall be, for all
          -------------
purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

     14.  Amendment and Termination of the Plan.
          -------------------------------------

          (a) Amendment and Termination.  The Administrator may at any time
              -------------------------
amend, alter, suspend or terminate the Plan.

          (b) Shareholder Approval.  The Company shall obtain shareholder
              --------------------
approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws. Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the Applicable Laws.

          (c) Effect of Amendment or Termination.  No amendment, alteration,
              ----------------------------------
suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and a representative of the Administrator.

     15.  Conditions Upon Issuance of Shares.
          ----------------------------------

          (a) Legal Compliance.  Shares shall not be issued pursuant to the
              ----------------
exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws, including, without limitation, the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) Investment Representations.  As a condition to the exercise of an
              --------------------------
Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required under Applicable Laws.

     16.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     17.  Liability of Company.   The inability of the Company to obtain
          --------------------
authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     18.  Arbitration.  Each stock option agreement shall contain a provision
          -----------
submitting to arbitration all claims, disputes, or controversies arising out of, relating to, or in connection with such stock option agreement.

                      NAVIGATION TECHNOLOGIES CORPORATION

                  1996 STOCK OPTION PLAN FOR FRENCH EMPLOYEES

                             STOCK OPTION AGREEMENT


     Unless otherwise defined herein, the terms defined in the 1996 Stock Option Plan for French Employees shall have the same defined meanings in this Option Agreement.

I.   NOTICE OF STOCK OPTION GRANT
     ----------------------------

Optionee's Name and Address:    ----------------------------
                                ----------------------------
                                ----------------------------

     You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Stock Option Agreement, as follows:

     Grant Number                             -----------------------

     Date of Grant                            -----------------------

     Vesting Commencement Date                -----------------------

     Exercise Price per Share                $
                                              -----------------------

     Total Number of Shares Granted           -----------------------

     Total Exercise Price                    $
                                              -----------------------

     Term/Expiration Date:                    -----------------------

     Vesting Schedule:
     ----------------

     Six forty-eighths (6/48ths) of the Shares subject to the Option shall be released from the Repurchase Option six (6) months after the Vesting Commencement Date and one forty-eighth (1/48th) of the Shares subject to the Option shall vest on the first day of each month thereafter.

     Termination Period:
     ------------------

     This Option may be exercised for three (3) months after termination of employment relationship, or such longer period as may be applicable upon death or Disability of Optionee as provided in the Plan.

     Notwithstanding the above, in case of dismissal of the Optionee for intentional/non intentional serious misconduct, all the Options granted to the Optionee are null and void as of right from the date of notification of the dismissal decision.

     The Options under this article are to be understood as the sole Options the Optionee is entitled to exercise during the year of occurrence of one of the above mentioned events. The Options the Optionee is not entitled to exercise on the date of occurrence of one of such events are null and void as of right.

II.  AGREEMENT
     ---------

     1.  Grant of Option.  The Board of the Company hereby grants to the
         ---------------
Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee"), an option (the "Option") to purchase a number of Shares set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement. Subject to Section 14 of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

     2.  Exercise of Option.
         ------------------

         (a)  Right to Exercise. This Option shall be exercisable during its
              -----------------
term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement. In the event of Optionee's death, Disability or other termination of Optionee's employment relationship, the exercisability of the Option is governed by the applicable provisions of the Plan and this Option Agreement.

         (b)  Method of Exercise. This Option shall be exercisable by delivery
              ------------------
of an exercise notice to the Company, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), by delivery of a subscription agreement to the Subsidiary, in the form attached as Exhibit B (the "Subscription Agreement") and such other representations and agreements as may be required by the Company or the Subsidiary pursuant to the provisions of the Plan. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue to the Optionee (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan. The Exercise Notice and Subscription Agreement shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Subsidiary. The Exercise Notice and Subscription Agreement shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Subsidiary of such fully executed Exercise Notice and Subscription Agreement accompanied by such aggregate Exercise Price.

        No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

     3.  Method of Payment.  Payment shall be denominated in U.S. Dollars unless
         -----------------
otherwise determined by the Administrator. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

         (a)  cash or check; or

         (b)  wire transfer.

     4.  Non-Transferability of Option.  This Option may not be sold, pledged,
         -----------------------------
assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     5.  Lock-Up Period.  Optionee hereby agrees that if so requested by the
         --------------
Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act of 1933, as amended (the "Securities Act"), Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

     6.  Termination of Employment.
         -------------------------

         (a) The options granted to Optionee may be exercised within a period of:

               (i) 18 months, in case of the death of the Optionee.

          (ii)      12 months, in case of permanent disability of the Optionee.

          (iii) 3 months, in case of departure of the Beneficiary from the Company or one of the companies or intercompany partnerships (groupements d'interet economique) of the Company for a reason other than dismissal for intentional/non intentional serious misconduct, as from the effective date of termination of the Optionee's office for one of the above mentioned reasons.

     7.  Restrictions on Exercise.  This Option may not be exercised if the
         ------------------------
issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable National or EC securities or other laws or regulations.

     8.  Term of Option.  This Option may be exercised only within the term set
         --------------
out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

     9.  Tax Consequences.  THE COMPANY MAKES NO REPRESENTATIONS OF ANY KIND
         ----------------
REGARDING THE TAXATION OF THIS OPTION AND THE SHARES PURCHASED HEREUNDER. OPTIONEE IS STRONGLY ENCOURAGED TO CONSULT THEIR PERSONAL TAX ADVISER REGARDING THE APPROPRIATE TAX TREATMENT OF THIS OPTION AND THE SHARES PURCHASED HEREUNDER. OPTIONEE ACKNOWLEDGES THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

     10.  Entire Agreement; Governing Law.  The Plan is incorporated herein by
          -------------------------------
reference. The Plan and this Notice of Grant and Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the laws of the State of Delaware and the United States of America. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

     11.  Arbitration.  Optionee agrees that any claim, dispute or controversy
          -----------
arising out of, relating to, or in connection with this stock option agreement shall be settled by binding arbitration pursuant to the rules and under the supervision of the recognized national arbitration institute of the country of the employee's residence. The arbitrator may grant injunctions or other relief in such dispute or controversy. The decision of the arbitrator shall be final, conclusive and binding on the parties to the arbitration. Judgment may be entered on the award of the arbitration in any court having jurisdiction thereof.

        (a) The Company and optionee shall each pay one-half of the costs and expenses of such arbitration, and each shall separately pay its counsel fees and expenses.

        (b) Optionee understands that nothing in this Section 11 modifies optionee's at-will status. Either optionee or the Company can terminate the employment relationship at any time, with or without cause.

     OPTIONEE ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREUNDER DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE, FOR ANY PERIOD, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE. OPTIONS UNDER THE PLAN ARE GRANTED IN A DISCRETIONARY FASHION, AND THE GRANT OF ONE OR MORE OPTIONS UNDER THE PLAN SHALL NOT GIVE RISE TO A RIGHT IN ANY EMPLOYEE TO RECEIVE ADDITIONAL OPTION GRANTS IN THE FUTURE. FURTHER, THE BOARD RETAINS THE RIGHT, IN ITS SOLE DISCRETION, TO TERMINATE THE PLAN FOR ANY REASON, OR NO REASON, AT ANY TIME.

     OPTIONEE HAS READ AND UNDERSTANDS SECTION 11, WHICH DISCUSSES ARBITRATION. OPTIONEE UNDERSTANDS THAT BY SIGNING THIS AGREEMENT, OPTIONEE AGREES TO SUBMIT ANY CLAIMS ARISING OUT OF, RELATING TO, OR IN CONNECTION WITH THIS AGREEMENT TO BINDING ARBITRATION, AND THAT THIS ARBITRATION CLAUSE CONSTITUTES A WAIVER OF OPTIONEE'S RIGHT TO A JURY TRIAL AND RELATES TO THE RESOLUTION OF ALL DISPUTES RELATING TO ALL ASPECTS OF THIS RELATIONSHIP.

     By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agree ment and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement.

OPTIONEE:                   NAVIGATION TECHNOLOGIES
                            CORPORATION

- ----------------------      -------------------------
Signature                   By
- ----------------------      -------------------------
Print Name                  Title
- ----------------------
Address

- ----------------------

                                   EXHIBIT A
                                   ---------

                      NAVIGATION TECHNOLOGIES CORPORATION

                  1996 STOCK OPTION PLAN FOR FRENCH EMPLOYEES

                                EXERCISE NOTICE



Navigation Technologies Corporation
c/o French Subsidiary
[Address of French Subsidiary]

Attention:  General Secretary


     1.   Exercise of Option.  Effective as of today, ___________, 199__, the
          ------------------
undersigned ("Optionee") hereby elects to purchase _________ shares (the "Shares") of the Common Stock of Navigation Technologies Corporation (the "Company") under and pursuant to the 1996 Stock Option Plan for French Employees (the "Plan") and the Stock Option Agreement dated ___________ (the "Option Agreement"). The purchase price for the Shares shall be $__________, as required by the Option Agreement.

     2.   Delivery of Payment.  Optionee herewith delivers to the Company the
          -------------------
full purchase price for the Shares.

     3.   Representations of Optionee.  Optionee acknowledges that Optionee has
          ---------------------------
received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     4.   Rights as Shareholder.  Until the stock certificate evidencing such
          ---------------------
Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.

     5.   Tax Consultation.  Optionee represents that Optionee has consulted
          ----------------
with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

     6.   Entire Agreement; Governing Law.  The Plan and Option Agreement are
          -------------------------------
incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the

Company and Optionee with respect to the subject matter hereof, and such agreement is governed by the laws of Delaware and the United States of America except for that body of laws pertaining to conflict of laws. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.



Submitted by:                         Accepted by:

OPTIONEE:                             NAVIGATION TECHNOLOGIES
                                      CORPORATION

- ---------------------                 ------------------------
Signature                             By

- ---------------------                 ------------------------
Print Name                            Title

- ---------------------                 ------------------------
Address                               Date Accepted

- ---------------------

                                   EXHIBIT B
                                   ---------

                      NAVIGATION TECHNOLOGIES CORPORATION

                  1996 STOCK OPTION PLAN FOR FRENCH EMPLOYEES

                             SUBSCRIPTION AGREEMENT



Navigation Technologies Corporation
c/o French Subsidiary
- ------------------------------
- ------------------------------
Attention:  General Secretary

      1.  Amount and Terms of the Subscription
          ------------------------------------

          In conformity with the Stock Option Plan reserved to the French employees (the "Plan"), Options to subscribe to Shares of Common Stock (the "Shares") of Navigation Technologies Corporation (the "Company") were granted according to the Stock Option Agreement dated _________________ (the "Option Agreement").

          _______ Shares shall be issued to the benefit of the undersigned (the "Subscriber") by an increase in capital in accordance with the applicable laws of the United States of America and the State of Delaware.

          The increase in capital shall take place within the limits of the authorized capital of the Company.

          The Shares subscribed to may be paid up by:

          (a) cash or check; or

          (b) wire transfer.

      2.  Transfer of the funds
          ---------------------

          The funds coming from the subscription of Shares under the Plan shall be paid over to the Subsidiary by the participating Employees. Full payment shall be deemed to be definitively made upon the date of receipt of the payment in the bank accounts in France of the Subsidiary.

             3.  Subscription Agreement
                 ----------------------

             I, the undersigned,             Last name
                                                       -----------------
                                             First name
                                                       -----------------
                                             Residence
                                                               -----------------
             subscribe to ________ Shares.

          Supporting my subscription I shall pay the total amount of the Purchase Price of the Shares following one or more of the methods described in
I. hereinabove.


The Subscriber                               Navigation Technologies Corporation


- ----------------------                       ---------------------------
Signature                                    By
- ----------------------                       ---------------------------
Name                                         Title

- ----------------------                       ---------------------------
Address                                      Date

- ----------------------